UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2003

URS Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(I.R.S. Employer Identification No.)

600 Montgomery Street, 25th Floor
San Francisco, California 94111-2727
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

99.1	Press Release, dated September 15, 2003, entitled “URS Corporation Reports Third Quarter Results for Fiscal 2003.”

Item 12. Results of Operation and Financial Condition

     On September 15, 2003, URS Corporation issued a press release announcing the financial results for its third fiscal quarter ended July 31, 2003. A copy of the press release, entitled “URS Corporation Reports Third Quarter Results for Fiscal 2003,” is furnished and not filed pursuant to Item 12 as Exhibit 99.1 hereto. The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

URS CORPORATION

Dated: September 15, 2003	By:	/s/ Joseph Masters

	Name:	Joseph Masters
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated September 15, 2003, entitled “URS Corporation Reports Third Quarter Results for Fiscal 2003.”